KeyCorp First Quarter 2018 Earnings Review April 19, 2018 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION 2 This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in KeyCorp’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in fully realizing cost savings and other benefits from the First Niagara merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of KeyCorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity,” “pre-provision net revenue,” “cash efficiency ratio,” and certain financial measures excluding notable items, including merger-related charges. Management believes these measures may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation or Figure 2 of our Form 10-K dated December 31, 2017. GAAP: Generally Accepted Accounting Principles

3 1Q18 Investor Highlights Driving Returns Strong Risk Management Disciplined Capital Management  Strong capital position − CET1 ratio of 10%(c)  $199 MM(d) of common share repurchases in 1Q18  Planned common share dividend increase of 14% in 2Q18 (subject to Board approval)  Maintained credit discipline, strong asset quality − Net charge-offs to average loans of .25%; portfolios continue to perform well − Nonperforming loans to period-end loans of .61%  Revenue growth of 3% from prior year − Reflects higher net interest income, solid loan growth and stronger fee income  Average loan growth of 1% (vs. PY and PQ) driven by commercial relationships  Fee momentum, reflecting ongoing investments − Record first quarter for investment banking & debt placement fees  Expenses reflect seasonality and accelerated technology costs − Lower quarterly run rate expected for the remainder of the year  Earnings per common share up 19%(a) from prior year  Return on tangible common equity of 15%(b) (a) Non-GAAP measure and excludes notable items in prior periods; see Appendix for reconciliation and detail on notable items (b) Non-GAAP measure; See Appendix for reconciliation (c) 3/31/18 ratio is estimated (d) Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans

4 Financial Review

Financial Highlights

Continuing operations, unless otherwise noted

		1Q18	4Q17	1Q17	LQ Δ	Y/Y Δ
Profitability	EPS – assuming dilution	.38	.17	.27	124 %	41 %
	EPS – excl. notable items[(a), (b)]	.38	.36	.32	6	19
	Cash efficiency ratio[(a)]	62.9 %	66.7 %	65.8 %	(376) bps	(289) bps
	Cash efficiency –excl. notable items[(a), (b)]	62.9	61.3	60.4	157	249
	Return on average tangible common equity[(a)]	14.9	6.4	11.0	854	391
	ROTCE – excl. notable items[(a), (b)]	14.9	13.6	12.9	127	203
Capital[(c)]	Common Equity Tier 1[(d)]	10.03 %	10.16 %	9.91 %	(13) bps	12 bps
	Tier 1 risk-based capital[(d)]	10.84	11.01	10.74	(17)	10
	Tangible common equity to tangible assets[(a)]	8.22	8.23	8.51	(1)	(29)
Asset Quality	NCOs to average loans	.25 %	.24 %	.27 %	1 bps	(2) bps
	NPLs to EOP portfolio loans[(e)]	.61	.58	.67	3	(6)
	Allowance for loan and lease losses to EOP loans	1.00	1.01	1.01	(1)	(1)

Cash Efficiency Ratio[(a)]
excl. notable items[(b)]



60.4%
59.4%
59.7%
61.3%
62.9%
1Q17
2Q17
3Q17
4Q17
1Q18

ROTCE[(a)]
excl. notable items[(b)]



12.9%
12.9%
13.2%
13.6%
14.9%
1Q17
2Q17
3Q17
4Q17
1Q18

NCOs to Avg. Loans



0.27%
0.31%
0.15%
0.24%
0.25%
1Q17
2Q17
3Q17
4Q17
1Q18

EOP = End of Period

(a) Non-GAAP measure: see Appendix for reconciliation

(b) Notable items include: merger-related charges (in all periods except 1Q18 - see Appendix for detail); impact of tax reform and related actions in 4Q17; merchant services gain adjustment in 3Q17; and merchant services gain, purchase accounting finalization and charitable contribution in 2Q17

(c) From consolidated operations

(d) 3/31/18 ratios are estimated

(e) Nonperforming loan balances exclude $690 million, $738 million, and $812 million, of purchased credit impaired loans at March 31, 2018, December 31, 2017, and March 31, 2017, respectively

5

$0 $30 $60 $90 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 6 Loans $ in billions ConsumerCommercial vs. Prior Year Total Average Loans Highlights  Average loans up 1% from 1Q17 – Broad-based C&I growth with middle-market clients – Expansion of auto lending into existing geographies and dealer relationships $87$86 vs. Prior Quarter  Average loans up 1% from 4Q17 – C&I growth across client segments, including both Community Bank and Corporate Bank – Home equity continues to decline, consistent with overall market trends 6% 8% Community Bank Corporate Bank vs. Prior Year vs. Prior Quarter 2% 5% Community Bank Corporate Bank C&I Loans

 Deposit cost up 5 bps from 4Q17, reflecting: – Higher interest rates – Continued migration of portfolio into higher- yielding products  Strong and stable deposit base – 30% noninterest-bearing – >85% from markets where Key maintains top-5 deposit or branch share  Average deposit balances down 1% from 4Q17 – Elevated 4Q17 balances due to seasonal and short-term escrow deposit inflows – Consumer noninterest-bearing balances up 6% $31.0 $53.5 $6.2 $11.8 .00% .10% .20% .30% .40% .50% .60% .70% $25 $45 $65 $85 $105 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 7 1Q18 Average Deposit Mix  Average deposit up .5% from 1Q17 – Growth in CDs – Consumer noninterest-bearing balances up 10%  Continued mix shift to higher-yielding deposit products  Managed exit of certain higher cost corporate and public sector deposits (a) Consumer includes retail banking, small business, and private banking Cost of total deposits CDs and other time deposits Savings Noninterest-bearing NOW and MMDA Total average deposits Deposits $ in billions $ in billions vs. Prior Year vs. Prior Quarter $103 61% 39% Commercial and corporate Consumer(a) $102 .23% .36% Average Deposits Highlights

3.13% 3.15% 2.95% 3.04% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $200 $400 $600 $800 $1,000 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 NIM Change vs. Prior Quarter 4Q17: 3.09% Higher interest rates .07 Lower short-term earning assets .03 PAA (1Q vs. 4Q) (.01) Other (.03) Total change .06 1Q18: 3.15%  Net interest income up $5 million from 4Q17, excl. PAA – Reflects benefit from higher interest rates and lower liquidity levels – Growth offset by lower day count, reduced TE adjustment and lower PAA 8TE = Taxable equivalent PAA = Purchase accounting accretion(a) 3Q16 Net interest income included $6 million of merger-related charges; see Appendix for detail on merger-related charges (b) 1Q18 purchase accounting accretion of $33 MM is made up of $24 MM related to contractual maturities and $9 MM related to prepayments Net interest income (TE), excl. PAA Reported NIM (TE)  Excluding PAA, 1Q18 net interest income was $919 MM and net interest margin was 3.04% – NII up 5% from prior year and up 1% from prior quarter  TE adjustment decreased $6 MM from 4Q17, to $8 MM for 1Q18, as a result of tax law change  Net interest income up $43 MM from 1Q17, excl. PAA – Largely driven by higher interest rates and low deposit betas Net Interest Income and Margin $ in millions; continuing operations vs. Prior Year vs. Prior Quarter Purchase accounting accretion (PAA) $929 $952 (a) NIM (TE); excl. PAAx $33 $53 1Q17 2Q17 3Q17 4Q17 1Q18 NIM – reported 3.13% 3.30% 3.15% 3.09% 3.15% PAA .18 .19 .16 .12 .11 PAA refinement/ finalization - .14 - - - NIM – excl. PAA 2.95 2.97 2.99 2.97 3.04 NII – reported ($MM) $ 929 $ 987 $ 962 $ 952 $ 952 PAA 53 58 48 38 33 PAA refinement/ finalization - 42 - - - NII – excl. PAA $876 $877 $914 $914 $919 Net Interest Income & Net Interest Margin Trend (TE) Highlights (b)

9 Noninterest Income Noninterest Income $ in millions Up / (Down) 1Q18 vs. 1Q17 vs. 4Q17 Trust and investment services income $ 133 $ (2) $ 2 Investment banking and debt placement fees 143 16 (57) Service charges on deposit accounts 89 2 - Operating lease income and other leasing gains 32 9 5 Corporate services income 62 8 6 Cards and payments income 62 (3) (15) Corporate-owned life insurance 32 2 (5) Consumer mortgage income 7 1 - Mortgage servicing fees 20 2 3 Net gains (losses) from principal investing - (1) (3) Other income 21 (10) 9 Total noninterest income $ 601 $ 24 $ (55)  Noninterest income up $24 MM from 1Q17  Continued momentum in many fee-based businesses resulting from ongoing investments − Record first quarter of investment banking and debt placement fees (+$16 MM) − Operating lease and other leasing gains income (+$9 MM) − Corporate services income (+$8 MM)  Noninterest income down $55 MM from 4Q17  Seasonal impacts in: − Investment banking and debt placement fees − Cards and payments income − COLI income vs. Prior Year vs. Prior Quarter Highlights

Noninterest Expense

Noninterest Expense

$ in millions Up / (Down)	1Q18	vs. 1Q17	vs. 4Q17
Personnel	$ 594	$ 38	$ (14)
Net occupancy	78	(9)	(14)
Computer processing	52	(8)	(2)
Business services, professional fees	41	(5)	(11)
Equipment	26	(1)	(5)
Operating lease expense	27	8	(1)
Marketing	25	4	(10)
FDIC assessment	21	1	1
Intangible asset amortization	29	7	3
OREO expense, net	2	-	(1)
Other expense	111	(42)	(38)
Total noninterest expense	$ 1,006	$ (7)	**$ (92)**
Merger-related charges	-	(81)	(56)
Tax-related impact	-	-	(29)
Total noninterest expense, excluding notable items[(a),(b)]	**$ 1,006**	**$ 74**	**$ (7)**

Outlook

FY18 → $3.85 B - $3.95 B

Quarterly run-rate expected to be lower than 1Q18

- **Ongoing cost savings initiatives, including:** branch consolidations, back and middle office rationalization, third party contracts, business realignment and staffing model changes
- **Realization of First Niagara cost savings:** run-rate achieved by end of 1Q18

Approaching high-end of 54% - 56% efficiency ratio target by year-end

Linked Quarter Change

$ in millions; excludes notable items[(a)]



$1,013
$31
$11
$(24)
$10
$(35)
$1,006
Personnel expense: +$28 MM
4Q17
Seasonal benefits
Technology development
Performance-based comp.
Other personnel
Nonpersonnel
1Q18

- **1Q18 personnel expense reflects:**
  - **Seasonal increase in benefits: employer taxes and healthcare-related expense**
  - **Accelerated technology spend: digital banking, mortgage, consumer lending systems**
  - **Lower performance-based compensation**
  - **Higher severance**
- **Seasonally lower marketing expense**
- **Cost savings reflected in occupancy and other expense**

(a) No notable items in 1Q18; notable items of $81 MM in 1Q17 (merger-related charges) and $85 MM in 4Q17 (merger-related charges and impact of tax reform and related actions); see Appendix for detail on merger-related charges

(b) Non-GAAP measure

10

11 $ in millions Credit Quality $ in millions $58 $54 $63 $61 .27% .25% .00% .20% .40% .60% .80% 1.00% $0 $25 $50 $75 $100 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 NCOs Provision for credit losses NCOs to average loans $573 $541 .67% .61% .00% .40% .80% 1.20% 1.60% 2.00% $0 $200 $400 $600 $800 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 NPLs NPLs to period-end loans NCO = Net charge-off (a) Nonperforming loan balances exclude $690 million, $738 million, and $812 million of purchased credit impaired loans at March 31, 2018, December 31, 2017, and March 31, 2017, respectively $870 $881 152% 163% 0% 50% 100% 150% 200% 250% $600 $700 $800 $900 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Allowance for loan and lease losses to NPLs Allowance for loan and lease losses Nonperforming Loans(a) Acquired Loans 1Q18 allowance for loan losses to period-end loans of 1.00% $38 $50 $72 $72 $80 .18% .25% .40% .45% .50% .00% .20% .40% .60% $0 $20 $40 $60 $80 $100 1Q17 2Q17 3Q17 4Q17 1Q18 $ in millions Allowance for acquired loans Acquired loan allowance to period-end acquired loans Allowance for Loan and Lease LossesNet Charge-offs & Provision for Credit Losses

Common Equity Tier 1(a) 12  Strong capital position with Common Equity Tier 1 ratio of 10.03%(a) at 3/31/18  Repurchased $199 MM(c) in common shares during 1Q18 Tangible Common Equity to Tangible Assets(b) (a) 3/31/18 ratios are estimated (b) Non-GAAP measure: see Appendix for reconciliation (c) Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans 9.91% 10.03% 6.00% 8.00% 10.00% 12.00% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 8.51% 8.22% 0.00% 2.50% 5.00% 7.50% 10.00% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Capital Highlights

Outlook and Expectations Average Balance Sheet • Loans: average balances in the range of $88.5 B - $89.5 B • Deposits: average balances in the range of $104.5 B - $105.5 B Net Interest Income (TE) • Net interest income expected to be in the range of $3.95 B - $4.05 B • Outlook includes rate increases in June and November 2018 Noninterest Income • Expected to be in the range of $2.5 B - $2.6 B Noninterest Expense • Expected to be in the range of $3.85 B - $3.95 B − Includes remaining First Niagara cost savings of $50 million in early 2018 Credit Quality • Net charge-offs to average loans below targeted range of 40 – 60 bps • Provision expected to slightly exceed net charge-offs to provide for loan growth Taxes • GAAP tax rate in the range of 17% - 18% 13 FY 2018 Long-term Targets Positive operating leverage Cash efficiency ratio: 54%-56% Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps ROTCE: 15-18%

14 Appendix

Loan Portfolio Detail, at 3/31/18

Total Loans

$ in billions	3/31/18	% of total loans
Commercial and industrial	$ 44.3	50
Commercial real estate	15.9	18
Commercial lease financing	4.6	5
Total Commercial	**$ 64.8**	**74**
Residential mortgage	$ 5.5	6
Home equity	11.7	13
Consumer direct	1.8	2
Credit card	1.1	1
Consumer indirect	3.3	4
Total Consumer	**$ 23.3**	**26**

Commercial Loans

Diversified Portfolio by Industry

Total commercial loans:



Utilities
Agriculture
Transportation
Automotive
Business Products
Technology
Business Services
Construction
Consumer Discretionary
Real Estate
Consumer Services
Equipment
Public Sector
Finance
Other
Oil & Gas
Media
Materials/ Extraction
Healthcare

Home Equity

	Outstanding Balances		Average Loan Size	Average FICO	2008/ prior vintage
First lien	$ 6,993	60 %	$ 71,996	771	19 %
Second lien	4,727	40	46,409	768	34
Total home equity	**$ 11,720**				



Variable 55%
Fixed 45%

- Combined weighted-average LTV at origination: 70%
- $599 million in lines outstanding (7% of the home equity lines) come to end of draw period by 1Q20

Commercial Real Estate

- Focused on relationships with CRE owners
- Aligned with targeted industry verticals
- Primarily commercial mortgage; selective approach to construction
- Criticized non-accruals: 0.2% of period-end balances[(a)]



Construction
Commercial mortgage
55%
88%
3/31/2008
3/31/2018

Tables may not foot due to rounding

(a) Loan and lease outstandings; excludes purchase credit impaired loans from the First Niagara acquisition

15

Average Total Investment Securities 16 Average AFS securities Investment Portfolio (a) Yield is calculated on the basis of amortized cost (b) Includes end-of-period held-to-maturity and available-for-sale securities Average yield(a) Average HTM securities 1.98% 1.50% 1.75% 2.00% 2.25% 2.50% $0.0 $10.0 $20.0 $30.0 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 $29.9 $ in billions Securities to Total Assets(b) 22% 22% 10% 15% 20% 25% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 $29.2 2.16%  Portfolio composed primarily of GNMA and GSE- backed MBS and CMOs ‒ Primarily fixed rate ‒ GNMA 47% of 1Q18 average balances  Portfolio used for funding and liquidity management: ‒ Securities cash flows of $1.2 billion in 1Q18 ‒ $362 million growth in average balance – Reinvesting cash flows into High Quality Liquid Assets  Replaced cash flows at higher yields during 1Q18 − New investments yield 3.20% vs. 1Q18 cash flows at 2.13%  Portfolio average life of 4.8 years and duration of 4.2 years at 3/31/18 Highlights

Interest Rate Risk Management

The strength and diversity of our franchise positions Key to benefit from economic growth and a rising rate environment

Business and Balance Sheet Highlights

- **Strong, low-cost deposit base**
  - $72 B interest-bearing deposits at 51 bps
  - $31 B noninterest-bearing deposits
  - ~65% stable retail and low-cost escrow
  - > 85% from markets where Key maintains top-5 deposit or branch share
  - $88 MM deposits per branch, up 20% vs. pre-FNFG
  - Payments investments drive commercial deposit growth
- **Relationship-oriented lending franchise**
  - Distinctive commercial capabilities drive C&I loan growth and ~70% floating-rate loan mix
  - Recent investments in residential mortgage and auto lending enhance Key's growth trajectory and balance our ALM position
- **Disciplined balance sheet management with recurring re-investment opportunities**
  - $30 B securities portfolio is >99% government-guaranteed and generates ~$450 MM cash flows per month
  - Discretionary hedge activities (~$18 B) help moderate interest rate risk exposure while providing near-term earnings upside ($4.3 B swaps mature through 4Q18 at weighted-average receive rate of 1.06%)

Net Interest Income Sensitivities (FY18) ($MM)



March Rate Hike embedded in revised outlook
$36
(change vs. FY 2018 outlook)(a)
$1B additional loan growth
$18
5% lower beta
$11
$11
5% higher beta
$18
$1B less loan growth
$24
No June Fed Funds rate hike

- **Modestly asset sensitive positioning**[b]
  - NII impact of 3%-5% for a 200 bps increase over 12 months
    - Reflects a deposit repricing beta that ramps from ~25% to 50%
  - Assumes replacement of swaps and securities cash flows
  - Each 25 bps increase in the Fed Funds rate is equivalent to an additional ~$12 MM of net interest income per quarter

(a) Outlook and Expectations for FY 2018 is as described on page 13 of this presentation and assumes market forward interest rates as of December 2017 and deposit betas increasing modestly from recent levels.
(b) Simulation analysis for net interest income is described in Figure 31 of Key's 2017 Form 10-K

17

Criticized Outstandings(a) to Period-end Total LoansDelinquencies to Period-end Total Loans 18 Credit Quality Trends (a) Loan and lease outstandings; excludes purchase credit impaired loans from the First Niagara acquisition (b) From continuing operations (c) Nonperforming loan balances exclude $690 million, $738 million, $783 million, $835 million, and $812 million of purchased credit impaired loans at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively 30 – 89 days delinquent 90+ days delinquent .36% .35% .09% .09% .00% .25% .50% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 3.0% 3.6% .0% 2.0% 4.0% 6.0% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Metric(b) 1Q18 4Q17 3Q17 2Q17 1Q17 Delinquencies to EOP total loans: 30-89 days .35 .42 .38 .39 .36 % Delinquencies to EOP total loans: 90+ days .09 .10 .10 .10 .09 NPLs to EOP portfolio loans(c) .61 .58 .60 .59 .67 NPAs to EOP portfolio loans + OREO + Other NPAs(c) .65 .62 .64 .64 .72 Allowance for loan losses to period-end loans 1.00 1.01 1.02 1.01 1.01 Allowance for loan losses to NPLs 162.8 174.4 170.2 171.6 151.8 Continuing operations Continuing operations

Credit Quality

Credit Quality by Portfolio

$ in millions	Period-end loans	Average loans	Net loan charge-offs	Net loan charge-offs[(b)] / average loans (%)	Nonperforming loans[(c)]	Ending allowance[(d)]	Allowance / period-end loans[(d)] (%)	Allowance / NPLs (%)
	3/31/18	1Q18	1Q18	1Q18	3/31/18	3/31/18	3/31/18	3/31/18
Commercial and industrial[(a)]	$ 44,313	$ 42,733	$ 31	0.29%	$ 189	$ 533	1.20%	282.01%
Commercial real estate:								
Commercial Mortgage	13,997	14,085	1	.03	33	136	.97	412.12
Construction	1,871	1,957	(1)	(.21)	2	33	1.76	N/M
Commercial lease financing[(e)]	4,598	4,663	-	-	5	40	.87	800.00
Real estate – residential mortgage	5,473	5,479	1	.07	59	9	.16	15.25
Home equity	11,720	11,877	1	.03	229	38	.32	16.59
Credit cards	1,068	1,080	11	4.13	2	45	4.21	N/M
Consumer direct loans	1,758	1,766	6	1.38	4	27	1.54	675.00
Consumer indirect loans	3,291	3,287	4	.49	18	20	.61	111.11
Continuing total	**$ 88,089**	**$ 86,927**	**$ 54**	.25%	**$ 541**	**$ 881**	**1.00%**	**162.85%**
Discontinued operations	1,256	1,278	2	.63	6	16	1.27	266.67
Consolidated total	**$ 89,345**	**$ 88,205**	**$ 56**	**.26%**	**$ 547**	**$ 897**	**1.00%**	**163.99%**

N/M = Not meaningful

(a) 3/31/18 ending loan balance includes $121 million of commercial credit card balances; average loan balance includes $120 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation
(c) 3/31/18 NPL amount excludes $690 million of purchased credit impaired loans
(d) 3/31/18 allowance by portfolio is estimated
(e) Commercial lease financing includes receivables held as collateral for a secured borrowing of $16 million at March 31, 2018. Principal reductions are based on the cash payments received from these related receivables

19

4Q17 3Q17 2Q17 1Q17 Net interest income - - - - Operating lease income and other leasing gains - - - - Other income - - - - Noninterest income - - - - Personnel expense $ 26 $ 25 $ 31 $ 30 Net Occupancy $ 12 $ (2) $ (1) $ 5 Business services and professional fees 3 2 6 5 Computer processing 1 4 2 5 Marketing 5 5 6 6 All other non-personnel 9 2 - 30 Total non-personnel expense $ 30 $ 11 $ 13 $ 51 Total merger-related charges $ 56 $ 36 $ 44 $ 81 EPS impact $ (.03) $ (.02) $ (.03) $ (.05) 20 2017 FNFG Merger-related Charges $ in millions Increase / (Decrease)

3/31/2018 12/31/2017 3/31/2017 Notable Items Merger-related charges - (56)$ (81)$ Impacts of tax reform and related actions - (30)$ - Total notable items - (86)$ (81)$ Income taxes - (26) (30) Revaluation of certain tax related assets - 147 - Total notable items after tax - (207)$ (51)$ Earnings per common share (EPS) excluding notable items EPS from continuing operations attributable to Key common shareholders ─ assuming dilution .38$ .17$ .27$ Add: EPS impact of notable items - .19 .05 EPS from continuing operations attributable to Key common shareholders excluding notable items (non-GAAP) .38$ .36$ .32$ Tangible common equity to tangible assets at period end Key shareholders' equity (GAAP) 14,944$ 15,023$ 14,976$ Less: Intangible assets (a) 2,902 2,928 2,751 Preferred Stock (b) 1,009 1,009 1,009 Tangible common equity (non-GAAP) 11,033$ 11,086$ 11,216$ Total assets (GAAP) 137,049$ 137,698$ 134,476$ Less: Intangible assets (a) 2,902 2,928 2,751 Tangible common equity to tangible assets ratio (non-GAAP) 134,147$ 134,770$ 131,725$ Tangible common equity to tangible assets ratio (non-GAAP) 8.22% 8.23% 8.51% Three months ended GAAP to Non-GAAP Reconciliation 21 $ in millions (a) For the three months ended March 31, 2018, December 31, 2017, and March 31, 2017, intangible assets exclude $23 million, $26 million, and $38 million, respectively, of period-end purchased credit card receivables (b) Net of capital surplus

GAAP to Non-GAAP Reconciliation (continued)

$ in millions	Three months ended 3/31/2018	12/31/17	9/30/17	6/30/17	3/31/17
Average tangible common equity					
Average Key shareholders' equity (GAAP)	$ 14,889	$ 15,268	$ 15,241	$ 15,200	$ 15,184
Less: Intangible assets (average) [(a)]	2,916	2,939	2,878	2,756	2,772
Preferred Stock (average)	1,025	1,025	1,025	1,025	1,480
Average tangible common equity (non-GAAP)	$ 10,948	$ 11,304	$ 11,338	$ 11,419	$ 10,932
Return on average tangible common equity from continuing operations					
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$ 402	$ 181	$ 349	$ 393	$ 296
Plus: Notable items, after tax	-	207	28	(27)	51
Net income (loss) from continuing operations attributable to Key common shareholders excl. notable items	$ 402	$ 388	$ 377	$ 366	$ 347
Average tangible common equity (non-GAAP)	10,948	11,304	11,338	11,419	10,932
Return on average tangible common equity from continuing operations (non- GAAP)	14.89%	6.35%	12.21%	13.80%	10.98%
Return on average tangible common equity from continuing operations excl. notable items (non- GAAP)	14.89%	13.62%	13.19%	12.86%	12.87%
Cash efficiency ratio					
Noninterest expense (GAAP)	$ 1,006	$ 1,098	$ 992	$ 995	$ 1,013
Less: Intangible asset amortization	29	26	25	22	22
Adjusted noninterest expense (non-GAAP)	$ 977	$ 1,072	$ 967	$ 973	$ 991
Less: Notable items	-	85	36	60	81
Adjusted noninterest expense excluding notable items (non-GAAP)	$ 977	$ 987	$ 931	$ 913	$ 910
Net interest income (GAAP)	$ 944	$ 938	$ 948	$ 973	$ 918
Plus: Taxable-equivalent adjustment	8	14	14	14	11
Noninterest income	601	656	592	653	577
Total taxable-equivalent revenue (non-GAAP)	$ 1,553	$ 1,608	$ 1,554	$ 1,640	$ 1,506
Plus: Notable items	-	1	5	(103)	-
Adjusted total taxable-equivalent revenue excl. notable items (non-GAAP)	$ 1,553	$ 1,609	$ 1,559	$ 1,537	$ 1,506
Cash efficiency ratio (non-GAAP)	62.9%	66.7%	62.2%	59.3%	65.8%
Cash efficiency ratio excluding notable items (non-GAAP)	62.9%	61.3%	59.7%	59.4%	60.4%

(a) For the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, average intangible assets exclude $24 million, $28 million, $32 million, $36 million, and $40 million, respectively, of average purchased credit card receivables.

22